                                                                    EXHIBIT 10.9


                                                               EXECUTION VERSION

                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of October 24, 2003, by and among SpectraSite Communications, Inc., a Delaware corporation (the "Borrower"), SpectraSite, Inc. (formerly known as SpectraSite Holdings, Inc.), a Delaware corporation ("Holdco"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Holdco, the Administrative Agent and the Credit Parties are parties to that certain Amended and Restated Credit Agreement dated as of February 22, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 14, 2002, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 14, 2003 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdco, CIBC World Markets Corp. and Credit Suisse First Boston, as joint lead arrangers and bookrunners (the "Lead Arrangers"), CIBC World Markets Corp., Credit Suisse First Boston, Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as co-documentation agents (the "Documentation Agents"), the Administrative Agent and the other Credit Parties (as defined in the Credit Agreement) party thereto; and

         WHEREAS, the Borrower has requested, and the Administrative Agent and the Credit Parties have agreed, to amend the Credit Agreement as and to the extent set forth herein; and

         NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

         1. Amendments to Article 1.

         (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following definitions in appropriate alphabetical order:

                  "'Final Incremental Facility Maturity Date' shall mean the latest to occur of the Incremental Facility Maturity Dates for the Incremental Facility Loans."

                  "'Fourth Amendment Date' shall mean October 24, 2003."

                  "'Incremental Facility Commitment Ratio' shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (i) the Incremental Facility Commitment of such Lender, divided by (ii) the aggregate Incremental Facility Commitments of all of the Lenders."

                  "'Incremental Facility 2003 Commitment' shall mean the several obligations of certain of the Lenders to advance the sum of up to $252,203,503.26 to the Borrower on the Fourth Amendment Date in accordance with their respective Incremental Facility 2003 Commitment Ratios, all pursuant to the terms hereof. The Incremental Facility 2003 Commitment of each Lender is set forth on Schedule I to the Lender Addendum to the Fourth Amendment to the Amended and Restated Credit Agreement delivered by such Lender under the caption "Incremental Facility 2003 Commitment."

                  "'Incremental Facility 2003 Commitment Ratio' shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (i) the Incremental Facility 2003 Commitment of such Lender, divided by (ii) the aggregate Incremental Facility 2003 Commitments of all of the Lenders."

                  "'Incremental Facility 2003 Lenders' shall mean any Lender having an Incremental Facility 2003 Commitment or making Incremental Facility 2003 Loans pursuant thereto.

                  "'Incremental Facility 2003 Loans' shall mean the amounts advanced by the Incremental Facility 2003 Lenders to the Borrower under the Incremental Facility 2003 Commitment, not to exceed the amount of the Incremental Facility 2003 Commitment."

                  "'Incremental Facility 2003 Maturity Date' shall mean December 31, 2007."

                  "'Incremental Facility 2003 Notes' shall mean those certain term notes issued by the Borrower to each of the Incremental Facility 2003 Lenders issuing an Incremental Facility 2003 Commitment that requests a promissory note in accordance with each such Incremental Facility 2003 Lender's Incremental Facility 2003 Commitment Ratio, each one substantially in the form of Exhibit S-2 attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing."

                  "'Incremental Facility 2003 Request for Advance' shall mean a certificate designated as an "Incremental Facility 2003 Request for Advance," executed by an Authorized Signatory of the Borrower requesting an Advance of the Incremental Facility 2003 Loans hereunder, which shall be in substantially the form of Exhibit J-2 attached hereto and shall, among other things, (a) specify the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance, and, with respect to a Eurodollar Advance, the Eurodollar Advance Period selected by the Borrower, (b) state that there shall not exist, on the date of the requested Advance both before and after giving effect thereto, any Default or Event of Default, and (c) state that the proceeds of the Advance shall be used to repay in full the outstanding obligations with respect to the Tranche B Loans.

                  "'Notice of Incremental Facility 2003 Commitment' shall mean a notice in substantially the form of Exhibit Y attached hereto."

                  "'Rejectable Loans' shall have the meaning ascribed thereto in
         Section 2.5(b)(ii)(C)."

         (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Incremental Facility Commitments" in its entirety and by substituting the following in lieu thereof:

                  "'Incremental Facility Commitments' shall mean, collectively, the aggregate commitments of the Incremental Facility Lenders to make Advances of the Incremental Facility Loans to the Borrower in accordance with Section 2.16 hereof, including, without limitation, the Incremental Facility 2003 Commitments."

         (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Incremental Facility Lenders" in its entirety and by substituting the following in lieu thereof:

                  "'Incremental Facility Lenders' shall mean any lenders having an Incremental Facility Commitment or making Incremental Facility Loans pursuant thereto, including, without limitation the Incremental Facility 2003 Lenders."

         (d) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Incremental Facility Loans" in its entirety and by substituting the following in lieu thereof:

                  "'Incremental Facility Loans' shall mean the amounts advanced by the Incremental Facility Lenders to the Borrower as Incremental Facility Loans, including, without limitation, Incremental Facility 2003 Loans, under the applicable Incremental Facility Commitment, not to exceed the amount of the applicable Incremental Facility Commitment."

         (e) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Incremental Facility Maturity Date" in its entirety and by substituting the following in lieu thereof:

                  "'Incremental Facility Maturity Date' shall mean the maturity date for any Incremental Facility Loans as set forth in the Notice of Incremental Facility Commitment applicable thereto, including, in the case of the Incremental Facility 2003 Loans, the Incremental Facility 2003 Maturity Date."

         (f) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Incremental Facility Notes" in its entirety and by substituting the following in lieu thereof:

                  "'Incremental Facility Notes' shall mean those certain Incremental Facility Loan promissory notes issued by the Borrower to each of the Lenders issuing an Incremental


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
         Facility Commitment, including, without limitation, the Incremental Facility 2003 Commitment, that requests a promissory note in accordance with each such Incremental Facility Lender's applicable Incremental Facility Commitment Ratio, setting forth the terms and provisions with respect to interest rates and scheduled amortization with respect to such Incremental Facility Loans in accordance with the terms hereof, in form and substance acceptable to such Incremental Facility Lender, the Administrative Agent and the Borrower or, in the case of the Incremental Facility 2003, substantially in the form of Exhibit S-2."

         (g) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Loan Documents" in its entirety and by substituting the following in lieu thereof:

                  "'Loan Documents' shall mean, without limitation, this Agreement, the Notes, the Security Documents, the Nextel Intercreditor Agreement, all Requests for Advance, all Requests for Issuance of Letters of Credit, all Swing Loan Requests, the Certificate of Financial Condition, the Use of Proceeds Letter, all Performance Certificates, all Letters of Credit issued hereunder, all Interest Hedge Agreements with a Lender or any Affiliate of a Lender, any documents executed in connection with the Incremental Facility Loans, any fee letters executed by the Borrower in favor of the Administrative Agent with respect to certain fees payable in connection with the administration of this Agreement, and any other document or agreement or certificate (including, without limitation, any legal opinion issued by counsel for the Borrower or any of its Affiliates and any reliance letter issued with respect to any such legal opinion) executed or delivered in connection with or contemplated by this Agreement."

         (h) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended in order to incorporate the Final Incremental Facility Maturity Date, by deleting the existing definition of "Permitted High Yield Securities" in its entirety and by substituting the following in lieu thereof:

                  "'Permitted High-Yield Securities' shall mean, collectively,
         (a) preferred equity securities issued by the Borrower or Holdco, and
         (b) other debt securities issued by Holdco (including, without limitation, any debt securities convertible into Equity Interests of Holdco), upon the Borrower's demonstration to the Lead Arrangers of the Borrower's pro forma compliance with the Financial Covenants and ability to make all payments of interest and principal when due with respect to the Loans through the later of the Final Maturity Date or the Final Incremental Facility Maturity Date (with respect to which any related Projections may show the final maturity of the Loans being repaid with the proceeds of new borrowings as long as the projected Borrower Leverage Ratio at the later of the Final Maturity Date or the Final Incremental Facility Maturity Date is no greater than 1.00 to 1.00); provided, however, that if such equity securities are issued by the Borrower, such equity securities shall have no creditor-like rights or remedies; provided further, however, that in each case, the terms and conditions of such securities (i) shall provide, among other things, that (A) in the case of discount notes, neither dividends nor interest shall be payable (I) in cash at any time prior to February 22, 2004, or (II) at a coupon greater than fifteen percent (15%); (B) in the case of any such debt or


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
         equity securities with a cash pay component thereof, the aggregate principal amount thereof and the interest or dividend rate applicable thereto shall be no greater than the principal amount and/or the interest or dividend rate with respect to which the Borrower shall have provided the Credit Parties with revised Projections, satisfactory to the Lead Arrangers, assuming issuance of such Permitted High-Yield Securities and taking into account any Restricted Payments permitted to be made to make interest or dividend payments with respect to such Permitted High-Yield Securities and demonstrating the Borrower's pro forma compliance with the Financial Covenants and ability to make all payments of interest and principal when due with respect to the Loans through the later of the Final Maturity Date or the Final Incremental Facility Maturity Date (which Projections may show the final maturity of the Loans being repaid with the proceeds of new borrowings as long as the projected Borrower Leverage Ratio at the later of the Final Maturity Date or the Final Incremental Facility Maturity Date is no greater than 1.00 to 1.00); and (C) such securities shall have no required cash redemptions (other than customary change of control and asset sale redemption provisions) or principal maturities prior to the day after the first anniversary of the later of the Final Maturity Date or the Final Incremental Facility Maturity Date, and (ii) shall be otherwise reasonably acceptable to the Lead Arrangers in all material respects."

         (i) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Reaffirmation and Consent Agreement" in its entirety and by substituting the following in lieu thereof:

                  "'Reaffirmation and Consent Agreement' shall mean, collectively and individually, (i) that certain Reaffirmation and Consent Agreement dated as of August 14, 2002, pursuant to which the Subsidiary Guarantors consented to the Second Amendment to Amended and Restated Credit Agreement and reaffirmed their respective guaranties and pledges of security set forth in the Loan Documents, and (ii) any other Reaffirmation and Consent Agreement entered into from time to time with respect to this Agreement and the other Loan Documents by the Subsidiary Guarantors."

         2. Amendments to Section 2.1.

         (a) Section 2.1 of the Credit Agreement, The Loans, is hereby modified and amended by adding the following before the period at the end of the introductory paragraph thereof:

                  ", and as of the Fourth Amendment Date, after giving effect to any funding of the Incremental Facility 2003 Loans and any repayment of the Tranche B Loans on such date, Six Hundred Thirty-Nine Million Nine Hundred Fifty-Five Thousand and 00/100s ($639,955,000.00)."

         (b) Section 2.1 of the Credit Agreement, The Loans, is hereby further modified and amended by adding the following clause (f) to the end of Section
2.1 thereof:

                  "(f) The Incremental Facility 2003 Loans. The Lenders that have issued an Incremental Facility 2003 Commitment, severally in accordance with their respective


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         Incremental Facility 2003 Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, agree to lend to the Borrower on the Fourth Amendment Date an amount equal to the Incremental Facility 2003 Commitment. After the Fourth Amendment Date, Advances under the Incremental Facility 2003 Commitment may be continued or converted pursuant to a Notice of Conversion/Continuation as provided in Section 2.2 hereof; provided, however, there shall be no increase in the aggregate principal amount of the Incremental Facility 2003 Loans outstanding at any time after the Fourth Amendment Date. Amounts repaid under the Incremental Facility 2003 Commitment may not be reborrowed."

         3. Amendment to Section 2.2. Section 2.2(a) of the Credit Agreement, Choice of Interest Rate, Etc., is hereby modified and amended by deleting the "and" before clause (iii) and by adding the following new clause (iv) after clause (iii) and before the proviso thereof:

                  ", and (iv) under any Incremental Facility Commitment, shall, at the option of the Borrower, be made as a Base Rate Advance or a Eurodollar Advance;"

         4. Amendments to Section 2.3.

         (a) Section 2.3(a) of the Credit Agreement, On Base Rate Advances, is hereby modified and amended by deleting the second sentence of Section 2.3(a) and by substituting the following in lieu thereof:

                  "Interest on Base Rate Advances then outstanding shall also be due and payable on the date of any repayment made on the Initial Maturity Date, the Final Maturity Date or any Incremental Facility Maturity Date, as applicable."

         (b) Section 2.3(b) of the Credit Agreement, On Eurodollar Advances, is hereby modified and amended by deleting the second sentence of Section 2.3(b) and by substituting the following in lieu thereof:

                  "Interest on Eurodollar Advances then outstanding shall also be due and payable on the date of any repayment made under Sections 2.5, 2.6 or 2.7 hereof and on the Initial Maturity Date, the Final Maturity Date or any Incremental Facility Maturity Date, as applicable."

         (c) Section 2.3(d) of the Credit Agreement, Interest Upon Default, is hereby modified and amended by deleting the second sentence of Section 2.3(d) and by substituting the following in lieu thereof:

                  "Interest accruing at the Default Rate on the Obligations shall be payable on demand and in any event on the Initial Maturity Date, the Final Maturity Date or any Incremental Facility Maturity Date, as applicable, and shall accrue until the earliest to occur of
         (A) waiver of the applicable Event of Default in accordance with
         Section 13.12 hereof, (B) agreement by the Majority Lenders to rescind the charging of interest at the Default Rate, or (C) payment in full of the Obligations."


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
         (d) Section 2.3(f) of the Credit Agreement, Applicable Margins for Base Rate Advances and Eurodollar Advances, is hereby modified and amended by adding the following new clause (iii) to the end of Section 2.3(f) thereof

                  "(iii) Advances of the Incremental Facility 2003 Loans. With respect to any Advance of the Incremental Facility 2003 Loans, the Applicable Margin shall be, (A) 3.00% per annum with respect to an Eurodollar Advance, and (B) 1.75% per annum with respect to any Base Rate Advance."

         5. Amendments to Section 2.5.

         (a) Section 2.5(b)(i) of the Credit Agreement, Terms of Prepayment or Reductions, is hereby modified and amended by deleting Section 2.5(b)(i) in its entirety and by substituting the following in lieu thereof:

                  "(i) Terms of Prepayments or Reductions. Optional permanent prepayments of principal of the Term Loans and any Incremental Facility Loans that are term loans, and permanent reductions of the Revolving Commitment hereunder, may be made at any time upon three (3) Business Days' prior irrevocable written notice to the Administrative Agent, without penalty or premium, provided that such prepayments or reductions shall be in minimum amounts of $5,000,000 and integral multiples of $1,000,000; provided, however, that the prior irrevocable written notice to the Administrative Agent with respect to any voluntary prepayments of the Term Loans made with proceeds of Advances under the Incremental Facility 2003 Loans may be made without regard to the three (3) Business Days period set forth in the immediately preceding sentence."

         (b) Section 2.5(b)(ii) of the Credit Agreement, Application of Payments or Reductions, is hereby modified and amended by adding the following sentence after the first sentence of clause (A) thereof:

                  "Notwithstanding anything to the contrary contained in the immediately preceding sentence, any voluntary prepayments of the Term Loans made with proceeds of Advances under the Incremental Facility 2003 Loans shall be applied first to permanently reduce the Tranche B Loans and then to permanently reduce the Tranche A Loans."

         (c) Section 2.5(b)(ii) of the Credit Agreement, Application of Payments or Reductions, is hereby further modified and amended by deleting the third sentence of clause (C) in its entirety and by substituting the following in lieu thereof:

                  "Notwithstanding the foregoing, the holders of the Tranche B Loans, the Incremental Facility 2003 Loans and any other Incremental Facility Loans which are term loans and which the applicable Notice of Incremental Facility indicates shall be subject to rejection of partial prepayments by the applicable Incremental Facility Lenders ("Rejectable Loans"), shall have the right to decline any voluntary partial prepayment of the Tranche B Loans, the Incremental Facility 2003 Loans and the Rejectable Loans, as applicable, in which case the amount of such prepayment shall be applied, on a pro rata basis, to prepay the Tranche A Loans and the Incremental Facility Loans which are term loans (other than the Incremental Facility 2003 and the Rejectable Loans), if any, then outstanding in the manner set forth above, and thereafter, on a pro rata basis, to repay the amount of any Revolving Loans then outstanding and any Incremental Facility Loans which are revolving loans then outstanding, in each case with a corresponding permanent reduction in the amount of the Commitments applicable to such Loans "

         6. Amendment to Section 2.6. For purposes of clarification only and not in any way to delay or extend the terms of repayment, or to change the order of application of repayment of the Loans or the scheduled reduction in the Commitments, Section 2.6(e) of the Credit Agreement, Incremental Facility Loans, is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(e) Incremental Facility Loans. (i) Commencing on September 30, 2007, and at the end of each calendar quarter thereafter, the outstanding principal balance of the Incremental Facility 2003 Loans then outstanding shall be repaid as set forth below:

                            Amount of Incremental            Annual Amount of
                             Facility 2003 Loans           Incremental Facility
                              Outstanding to be           2003 Loans Outstanding
 Quarters Ending             Reduced Each Quarter             to be Reduced
 ---------------            ---------------------         ----------------------
September 30, 2007             $38,199,324.89                           --

December 31, 2007             $214,004,178.37                    $252,203,503.26

                  Additionally, the Incremental Facility 2003 Loans shall be repaid as may be required by Section 2.7 hereof. Any unpaid principal and interest of the Incremental Facility 2003 Loans and any other outstanding Obligations shall be due and payable in full on the Incremental Facility 2003 Maturity Date.

                  (ii) Any unpaid principal and interest of the Incremental Facility Loans (other than the Incremental Facility 2003 Loans) and any other outstanding Obligations under any of the Incremental Facility Commitments (other than the Incremental Facility 2003 Commitment) shall be due and payable in full on the Incremental Facility Maturity Date applicable thereto."

         7. Amendment to Section 2.7.

         (a) Section 2.7(e) of the Credit Agreement, Application of Payments, is hereby modified and amended by deleting the third to the last sentence of
Section 2.7(e) in its entirety and by substituting the following in lieu thereof:

                  "Notwithstanding the foregoing, the holders of the Tranche B Loans, the Incremental Facility 2003 Loans and any Rejectable Loans shall have the right to decline any mandatory partial prepayment of the Tranche B Loans, the Incremental Facility 2003 Loan and the Rejectable Loans, as applicable, in which case the amount of such prepayment shall be applied, on a pro rata basis, to prepay the Tranche A Loans and the Incremental Facility Loans which are term loans (other than the Incremental Facility 2003 Loans and the Rejectable Loans), if any, then outstanding in the manner set forth above, and thereafter, on a pro rata basis, to reduce permanently the Revolving Commitment and the Incremental Facility Commitment applicable to Incremental

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         Facility Loans."

         (b) Section 2.7(e) of the Credit Agreement, Application of Payments, is hereby modified and amended by deleting the last sentence of Section 2.7(e) in its entirety and by substituting the following in lieu thereof:

                  "Notwithstanding the foregoing, in the case of (x) the amount of any prepayment required to be made pursuant to Section 2.7(b) hereof from the Net Cash Proceeds received by the Borrower and its Designated Subsidiaries in connection with sale, transfer or other disposition of any Specified Reduction Assets or (y) the amount of any prepayment required to be made pursuant to Section 2.7(c) hereof in connection with the issuance of any Specified High-Yield Securities, the amount of any such prepayment shall be applied to permanently reduce, on a pro rata basis, the outstanding principal amount of the Tranche A Loans, the Tranche B Loans and, to the extent then outstanding, any Incremental Facility Loans which are term loans, in each case with the amount allocated to the Tranche A Loans being applied to reduce the remaining scheduled installments of principal due under the Tranche A Loans as set forth in Section 2.6(b) hereof in the direct order of maturity, and the amount allocated to the Tranche B Loans being applied to reduce the remaining scheduled installments of principal due under the Tranche B Loans as set forth in Section 2.6(c) hereof in the direct order of maturity, and the amount the amount allocated to the Incremental Facility Loans being applied to reduce the remaining scheduled installments of principal due thereunder in the direct order of maturity."

         8. Amendment to Section 2.9. In connection with implementation of the Incremental Facility 2003 Loans, Section 2.9 of the Credit Agreement, Manner of Payment, is hereby amended by deleting the parenthetical "(or, if applicable, the Incremental Facility Maturity Date)" from clause (c) and by substituting "(or, if applicable, the Final Incremental Facility Maturity Date)" in lieu thereof.

         9. Amendments to Section 2.16.

         (a) Section 2.16 of the Credit Agreement, Incremental Facility Loans, is hereby modified and amended by deleting the first two sentences of subsection
(a) thereof in their entirety and by substituting the following in lieu thereof:

                  "Subject to the terms and conditions of this Agreement, the Borrower may request an Incremental Facility Commitment on any Business Day; provided, however, that the Borrower may not request an Incremental Facility Commitment or an Incremental Facility Loan during the continuance of a Default or Event of Default, including, without limitation, any Default or Event of Default that would result after giving effect to any Incremental Facility Loan; and provided further, that the Borrower may request up to five (5) Incremental Facility Commitments (each of which commitments may be from more than one Lender) which may be no less than $50,000,000 and no more than $250,000,000 in the aggregate, in addition to the outstanding principal amount of the Incremental Facility 2003 Loans. The Incremental Facility Maturity Date applicable to (i) the Incremental Facility 2003 Loans shall not be earlier than the Final Maturity Date, and

         (ii) any of the Incremental Facility Loans, other than the Incremental Facility 2003 Loans, shall not be earlier than the date which is three
         (3) calendar months after the Final Maturity Date, unless in each case such Incremental Facility Commitments are used to increase the amount of any of the Commitments hereunder."

         (b) Section 2.16 of the Credit Agreement, Incremental Facility Loans, is hereby further modified and amended by deleting subsection (b) in its entirety and by substituting the following in lieu thereof:

                  "(b) Prior to the effectiveness of any Incremental Facility Commitment, the Borrower shall (i) in connection with the Incremental Facility 2003 Commitment deliver to the Administrative Agent the Notice of Incremental Facility 2003 Commitment, and (ii) for any Incremental Facility Commitment, other than the Incremental Facility 2003 Commitment, (x) deliver to the Administrative Agent and the Lenders a written notice (each a "Notice of Incremental Facility Commitment"), in form and substance reasonably satisfactory to the Administrative Agent, setting forth terms and provisions with respect to interest rates and scheduled amortization with respect to the proposed Incremental Facility Loan and (y) provide revised Projections to the Credit Parties, which shall be in form and substance reasonably satisfactory to the Lead Arrangers and which shall demonstrate (A) the Borrower's ability to timely repay such Incremental Facility Commitment and any Incremental Facility Loans thereunder and (B) the Borrower's pro forma compliance with the Financial Covenants and ability to make all payments of interest and principal when due with respect to the Loans through the Final Maturity Date (which Projections may show the final maturity of the Loans being repaid with the proceeds of new borrowings as long as the projected Borrower Leverage Ratio at the Final Maturity Date or the Final Incremental Facility Maturity Date is no greater than
         1.00 to 1.00)."

         (c) Section 2.16 of the Credit Agreement, Incremental Facility Loans, is hereby further modified and amended by deleting clause (iv) of subsection (d) in its entirety and by substituting the following in lieu thereof:

                  "(iv) upon the request of any Incremental Facility Lender, shall be represented by an Incremental Facility Note; and"

         (d) Section 2.16 of the Credit Agreement, Incremental Facility Loans, is hereby further modified and amended by adding the following sentence to the end of subsection (e) thereof:

                  "The Incremental Facility 2003 Loans shall be requested by the Borrower by delivering to the Administrative Agent an Incremental Facility 2003 Request for Advance."

         10. Amendment to Section 10.3. In connection with implementation of the Incremental Facility 2003 Loans, Section 10.3 of the Credit Agreement, Payments Subsequent to Acceleration or Maturity, is hereby amended by deleting the parenthetical "(or, if applicable, the

Incremental Facility Maturity Date)" therefrom and by substituting "(or, if applicable, the Final Incremental Facility Maturity Date)" in lieu thereof.

         11. Amendment to Section 13.17. Section 13.17 of the Credit Agreement, Confidentiality, is hereby modified and amended by adding the following sentence at the end of Section 13.17 thereof:

                  "Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment of the U.S. federal income tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure."

         12. Amendments to Exhibits.

         (a) Exhibit A to the Credit Agreement, Form of Assignment and Assumption Agreement, is hereby deleted in its entirety and Exhibit A attached hereto is substituted in lieu thereof.

         (b) Exhibit H to the Credit Agreement, Form of Notice of
Conversion/Continuation, is hereby deleted in its entirety and Exhibit H attached hereto is substituted in lieu thereof.

         (c) The Credit Agreement is hereby modified and amended by incorporating Exhibit J-2 to the Credit Agreement, Form of Incremental Facility 2003 Request for Advance, attached hereto as an exhibit thereto.

         (d) The Credit Agreement is hereby further modified and amended by incorporating Exhibit S-2 to the Credit Agreement, Form of Incremental Facility 2003 Note, attached hereto as an exhibit thereto.

         (e) The Credit Agreement is hereby further modified and amended by incorporating Exhibit Y to the Credit Agreement, Notice of Incremental Facility 2003 Commitment, attached hereto as an exhibit thereto.

         13. No Other Amendments. Except for the amendments, releases, authorizations and waivers set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

         14. Conditions to Effectiveness. This Amendment will be effective as of the date first written above (the "Effective Date"), subject to the occurrence of each of the following on or before such date:

         (a) The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and Holdco, and by the Majority Lenders, or solely with respect to Section 7 hereof, the Majority Pro Rata Lenders and the Majority Tranche B Lenders, as applicable.

         (b) The Administrative Agent shall have received a reaffirmation and consent agreement, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, duly executed by each of the Subsidiary Guarantors.

         (c) The Administrative Agent shall have received the Notice of Incremental Facility 2003 Commitment, duly executed by the Borrower.

         (d) The Administrative Agent shall have received the Incremental Facility 2003 Request for Advance, duly executed by the Borrower.

         (e) The Borrower shall have executed and delivered any Incremental Facility 2003 Notes requested by the Incremental Facility 2003 Lenders.

         (f) The Administrative Agent shall have received irrevocable written notice from the Borrower of the prepayment in full of the Tranche B Loans pursuant to Section 2.5(b)(i).

         (g) The Administrative Agent shall have received a legal opinion, dated as of the Fourth Amendment Date, of Paul, Weiss, Rifkind, Wharton & Garrison, as counsel to Holdco, the Borrower and its Subsidiaries in connection with the transactions contemplated by this Amendment and the other Loan Documents, addressed to the Arrangers and the other Credit Parties, in form and substance reasonably satisfactory to the Lead Arrangers and their counsel.

         (h) All of the representations and warranties of Holdco and the Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date as though made on and as of such date.

         (i) The Credit Parties shall have received payment of all fees and expenses (including, without limitation, legal fees and expenses) due and payable on the Effective Date in respect of the Credit Agreement, this Amendment and the transactions contemplated hereby and thereby.

         15. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Administrative Agent and the Credit Parties that:

         (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and Holdco and is enforceable against the Borrower and Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

         (b) Each representation or warranty of Holdco, the Borrower and the Designated Subsidiaries set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period);

         (c) No Default or Event of Default with respect to the Borrower or Holdco has occurred and is continuing; and

         (d) As of the date hereof, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature.

         16. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

         17. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         18. Delivery of Lender Addenda. Each Credit Party executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Credit Party.

         19. Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


BORROWER:                               SPECTRASITE COMMUNICATIONS, INC.

                                        By:      /s/ Steven C. Lilly
                                            --------------------------------
                                        Name:    Steven C. Lilly
                                        Title:   Vice President

HOLDCO:                                 SPECTRASITE, INC.


                                        By:      /s/ Steven C. Lilly
                                            --------------------------------
                                        Name:    Steven C. Lilly
                                        Title:   Vice President

ADMINISTRATIVE
AGENT:                                  CANADIAN IMPERIAL BANK OF COMMERCE

                                        By:      /s/ Keith Labbate
                                            --------------------------------
                                        Name:    Keith Labbate
                                        Title:   Executive Director

AS LEAD ARRANGER
AND ARRANGER:                           CIBC WORLD MARKETS CORP.

                                        By:      /s/ Keith Labbate
                                            --------------------------------
                                        Name:    Keith Labbate
                                        Title:   Executive Director


FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

AS LEAD ARRANGER,
ARRANGER AND
SYNDICATION AGENT:                      CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS CAYMAN ISLANDS BRANCH

                                        By:      /s/ SoVonna Day-Goins
                                            --------------------------------
                                        Name:    SoVonna Day-Goins
                                        Title:   Vice President

                                        By:      /s/ Bill O'Daly
                                            --------------------------------
                                        Name:    Bill O'Daly
                                        Title:   Director

AS ARRANGER AND
DOCUMENTATION
AGENT:                                  BANK OF MONTREAL, CHICAGO BRANCH

                                        By:      /s/ Sarah Kim
                                            --------------------------------
                                        Name:    Sarah Kim
                                        Title:   Managing Director

AS ARRANGER AND
DOCUMENTATION
AGENT:                                  TD SECURITIES (USA) INC.


                                        By:      /s/ David Perlman
                                            --------------------------------
                                        Name:    David Perlman
                                        Title:   Director



FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

                                     ANNEX I

                             FORM OF LENDER ADDENDUM

                        SPECTRASITE COMMUNICATIONS, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF FEBRUARY 22, 2001

         Reference is made to the Amended and Restated Credit Agreement dated as of February 22, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 14, 2002, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 14, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among SpectraSite Communications, Inc., as borrower, SpectraSite Holdings, Inc., as a guarantor, CIBC World Markets Corp. and Credit Suisse First Boston, as joint lead arrangers and bookrunners, CIBC World Markets Corp., Credit Suisse First Boston, Bank of Montreal, Chicago Branch and TD Securities
(USA) Inc., as arrangers, Credit Suisse First Boston, as syndication agent, Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as co-documentation agents, Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties (as defined in the Credit Agreement) party thereto. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         The Borrower has requested that the Majority Lenders agree to amend certain provisions of the Credit Agreement on the terms and conditions described in the Fourth Amendment to Amended and Restated Credit Agreement in the form attached hereto as Exhibit A (the "Fourth Amendment").

         By execution and delivery of this Lender Addendum as provided in
Section 18 of the Fourth Amendment, the undersigned Credit Party hereby consents to and agrees with all of the terms and conditions contained in the Fourth Amendment and to the extent that the undersigned Credit Party has issued a Incremental Facility 2003 Commitment in the amount set forth on Schedule I hereto, the undersigned becomes an Incremental Facility 2003 Lender and a Lender under the Credit Agreement effective as of the Fourth Amendment Date.

         THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of the Fourth Amendment Date.



                                            --------------------------------
                                            (NAME OF CREDIT PARTY)


                                            By: ____________________________

                                                Name:
                                                Title:






LENDER ADDENDUM

                                    EXHIBIT A

                                   TO ANNEX I

                            COPY OF FOURTH AMENDMENT

                                 [see attached]









LENDER ADDENDUM

                                   SCHEDULE I

                                       TO
                                 LENDER ADDENDUM

                      INCREMENTAL FACILITY 2003 COMMITMENT


LENDER                                  INCREMENTAL FACILITY 2003 COMMITMENT

[Name of Lender]
[Address]                               $_________________
Attention: _____________
Telephone: _____________
Telecopy: ______________




LENDER ADDENDUM